BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED AUGUST 18, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS AMENDED AND RESTATED JUNE 9, 2017

BLACKROCK LARGE CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved a change of subadviser for the BlackRock Large Cap Value Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Massachusetts Financial Services Company (“MFS”) to be effective on or about September 1, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and MFS. Effective on or about September 1, 2017, the name of the Portfolio will change to MFS® Value Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references in the SAI to BlackRock as the Portfolio’s subadviser will change to MFS. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to BlackRock as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about September 1, 2017:

The section entitled “Investment Policies – BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Value Portfolio” is revised to remove references to the Portfolio and apply only to BlackRock Capital Appreciation Portfolio. In addition, the section “Investment Policies – MFS® Value Portfolio” is deleted in its entirety and replaced with the following:

MFS® Value Portfolio and MFS® Value Portfolio II

As a non-fundamental investment policy, each Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

In the section entitled “Investment Strategies and Risks – Options and Futures Strategies,” the subsection entitled “Purchase and Sale of Options and Futures on Stock Indices” is revised to remove the Portfolio from the list of portfolios that may enter into stock index futures transactions for other investment purposes as part of their investment strategy.

In the section entitled “Investment Strategies and Risks – Portfolio Turnover,” the Portfolio is removed from the list of portfolios for which the turnover rate is anticipated to exceed 100%.

In the subsection entitled “Investment Advisory and Other Services – Trust II’s Advisory Agreements – Advisory Fee Waivers for the Trust II Portfolios,” the first sentence is amended to include a reference to MFS® Value Portfolio II and the following paragraph is added:

With respect to MFS® Value Portfolio II, the Adviser has voluntarily agreed to reduce its management fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to MFS and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver is not contractual and can be discontinued by the Adviser at any time.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust II Portfolios’ Subadvisory Fee Schedules,”

the information regarding the Portfolio in the table is deleted in its entirety, the following information is added to the table, and the order of the footnotes is updated accordingly:

Trust II Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
MFS® Value Portfolio II(f)	0.350%	First $100,000,000
	0.300%	Next $400,000,000
	0.275%	Next $1,000,000,000
	0.200%	Next $1,500,000,000
	0.175%	Over $3,000,000,00

(f)

Prior to September 1, 2017, the subadvisory fee rate for MFS Value Portfolio II was at the annual rate of 0.350% of the first $250 million of the Portfolio’s average daily net assets, 0.325% of the next $500 million, 0.300% of the next $250 million and 0.250% of such assets over $1 billion.

In Appendix C – “Portfolio Managers,” the section “BlackRock Bond Income Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Tactical Strategies Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Ultra-Short Term Bond Portfolio” is amended to remove all information regarding the Portfolio, including information regarding portfolio managers Joseph Wolfe and Carrie King.

In Appendix C – “Portfolio Managers,” the section “MFS® Research International Portfolio, MFS® Total Return Portfolio and MFS® Value Portfolio” is amended to reference the Portfolio, and the information regarding portfolio managers Steven Gorham and Nevin Chitkara is revised as follows:

Other Accounts Managed

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Steven Gorham(1)	Registered Investment Companies	14	$67,728,372,360	0	N/A
MFS® Total Return Portfolio, MFS® Value Portfolio, MFS® Value Portfolio II	Other Pooled Investment Vehicles	8	$7,275,080,324	0	N/A

	Other Accounts	40	$21,802,879,577	0	N/A

Nevin Chitkara(1)	Registered Investment Companies	15	$67,771,193,146	0	N/A
MFS® Total Return Portfolio, MFS® Value Portfolio, MFS® Value Portfolio II	Other Pooled Investment Vehicles	8	$7,275,080,324	0	N/A

	Other Accounts	40	$21,802,879,577	0	N/A

(1)	Account information is as of June 30, 2017.

In Appendix C – “Portfolio Managers,” the section “MFS® Research International Portfolio, MFS® Total Return Portfolio and MFS® Value Portfolio – Compensation,” the following information is added:

As of September 1, 2017, the Russell 1000® Value Index is expected to be used to measure Steven Gorham’s and Nevin Chitkara’s performance for the MFS® Value Portfolio II.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SAI FOR FUTURE REFERENCE